UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2021

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PJT Partners Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36869	36-4797143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
280 Park Avenue New York, New York		10017
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 364-7800

Not Applicable
(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)
☐	Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐	Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	PJT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)PJT Partners Inc. (the “Company”) held its Annual Meeting of Shareholders (“Annual Meeting”) on April 29, 2021.

(b)The Company’s shareholders considered three proposals, each of which is described in the Company’s Definitive Proxy Statement on Schedule 14A (File No. 001-36869), filed with the Securities and Exchange Commission on March 16, 2021. The final voting results for each matter submitted to a vote of shareholders at the Annual Meeting were as follows:

Proposal 1. To elect the following Directors to the Board of Directors of the Company:

Nominee	FOR	WITHHOLD	BROKER NON-VOTES
James Costos	24,686,959	5,169,306	4,138,777
Grace R. Skaugen	29,661,827	194,438	4,138,777
Kenneth C. Whitney	25,589,187	4,267,078	4,138,777

Proposal 2. To approve, on an advisory basis, the compensation of our Named Executive Officers:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
33,424,773	1,923,253	51,194	4,138,777

Proposal 3. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2021:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
39,201,498	316,981	19,518	N/A

Item 9.01.	Financial Statements and Exhibits.

(d)Exhibits.

Exhibit Number	Description
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PJT Partners Inc.
By:	/s/ Salvatore Rappa
Name: Salvatore Rappa
Title: Managing Director, Corporate Counsel and Corporate Secretary

Date: April 30, 2021